                                                 LOGO  1998
                                                 ANNUAL REPORT

                                                 FISCAL YEAR ENDED
                                                 JUNE 30, 1998

--------------------------------------------------------------------------------
                         CIRCLE  INCOME  SHARES,  INC.
--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
CORPORATE DESCRIPTION
--------------------------------------------------------------------------------

Circle Income Shares, Inc. ("the Company") is a closed-end investment company with $33.5 million in net capital as of June 30, 1998. The primary investment objective of the Company is to provide as high a level of current income as is consistent with prudent investment risk through investment principally in debt securities, with capital appreciation as a secondary investment objective. The Company primarily invests in Corporate and mortgage-backed fixed income securities including some high yield, high risk fixed-income securities of domestic and foreign companies. The Company's stock is traded on the over-the-counter market as a national issue, under the NASDAQ symbol CINS. Banc One Investment Advisors Corporation is the Company's investment advisor.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

Report from Management......................................      1
Five-Year Summary of Distributions..........................      2
Projected Dividend Dates....................................      2
Federal Tax Status..........................................      2
Schedule of Portfolio Investments...........................    3-5
Statement of Assets and Liabilities.........................      6
Statement of Operations.....................................      7
Statements of Changes in Net Assets.........................      8
Notes to Financial Statements...............................   9-10
Financial Highlights........................................     11
Report of Independent Public Accountants....................     12
Dividend Reinvestment Plan..................................  13-15
Directors...................................................     16
Officers....................................................     16

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

CIRCLE INCOME SHARES, INC.
REPORT FROM MANAGEMENT
--------------------------------------------------------------------------------

    This Annual Report reviews Circle Income Shares' results for the fiscal year ended June 30, 1998. Compared to the prior fiscal year, interest rates were generally lower in yield, reducing your Company's net investment income to $2,334,865 or $0.83 per share compared to the net investment income of $2,464,820 or $0.88 per share in fiscal year 1997. Lower interest rates generated a higher per share net asset value of $11.96, an increase from $11.82 per share from the prior fiscal year-end. Total net assets at fiscal year-end were $33,534,611.

    Dividends during the 1998 fiscal period were paid at the monthly rate of $0.0725 through February 1998 and at $0.065 for the remaining months in the fiscal year. The monthly dividend rate was reduced due to lower investment yields in the fixed income market. Total annual distributions per share for the fiscal year were $0.84. At its regular meeting on July 17, 1998, your Company's Board of Directors declared monthly dividends of $0.065 for the months of August, September, October, and November, 1998, subject to the realization of anticipated earnings. It has been your Company's practice to make dividend payments on the first Friday of each month to shareholders of record two weeks prior to payment date. A table showing projected dividend record and payment dates for the 1999 fiscal year is included on page two of the Report.

    Interest rates fell during the twelve-month fiscal period. The ten-year maturity United States Treasury yield began the fiscal year at 6.5% on June 30, 1997, its high for the fiscal year. Ten-year Treasury yields generally declined during the first two quarters, reaching a January 1998 low rate of 5.36%. Yields continued within a trading range of 5.40% to 5.80% during the next four months before declining to the fiscal year low of 5.35% on June 15, 1998. The June low was the lowest ten-year Treasury yield in 4 1/2 years. Economic trends driving interest rates lower included the Asian economic crisis, decreasing inflation rates, expectations of slackening domestic economic growth and a surplus in the federal budget. Asian economic problems grew in severity during the last twelve months beginning with publicity about the Thai Bhat devaluation in July 1997. Negative economic news concerning other countries in South East Asia quickly spread, weakening investor confidence in the region. Demand surged for the world's safe-haven asset, United States Treasury issues. Other factors contributing to the fall in interest rates were declining year-over-year rates of inflation, that eased investors' concerns about the danger of eroding asset values. Also, moderating but still positive domestic economic growth reassured investors that higher interest rates orchestrated by the Federal Reserve would not be needed to cool an over-heated economy.

    In terms of domestic fixed income sector performance, mortgage-backed securities and high yield bonds contributed positively to the Circle Income Portfolio performance, while investment-grade corporate bonds, which compose nearly 50% of the portfolio underperformed during the latest twelve months. The Circle Income Portfolio underperformed the Lehman Aggregate Index during the latest twelve-month period.

    We expect long bond interest rates to remain in a trading range of 5.5% to 6%, with a downward bias during the remainder of 1998. Economic growth is expected to moderate, with GDP growth in the 1% to 2% area. Inflation, as measured by the Consumer Price Index, is forecast in the 1.5% range over the next twelve months. We continue to see little likelihood of a recession in the near future. Your Company's portfolio will continue to be invested in the higher yielding mortgage-backed, investment grade corporate and high-yield corporate sectors, thus seeking to provide a high level of current income consistent with the prudent management of investment risk.


       /s/ Bruce J. Glor                        /s/ Jeffrey W. Fountain
       Bruce J. Glor                            Jeffrey W. Fountain
       President                                Executive Vice President & Chief Investment Officer

      July 17, 1998

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                                        1

CIRCLE INCOME SHARES, INC.
FIVE-YEAR SUMMARY OF DISTRIBUTIONS
--------------------------------------------------------------------------------

 YEAR ENDED JUNE 30    PER SHARE DISTRIBUTIONS
 ------------------    -----------------------
        1998                    .840
        1997                    .870
        1996                    .895
        1995                    .900
        1994                    .945

PROJECTED DIVIDEND DATES-FISCAL 1999
--------------------------------------------------------------------------------

Listed below are the expected dividend distribution dates for the next twelve months. These dates are subject to change by the Board of Directors.

RECORD DATE            PAYMENT DATE          RECORD DATE           PAYMENT DATE
-----------            ------------          -----------           ------------
July 24, 1998          August 7, 1998        January 22, 1999      February 5, 1999
August 21, 1998        September 4, 1998     February 19, 1999     March 5, 1999
September 18, 1998     October 2, 1998       March 19, 1999        April 2, 1999
October 23, 1998       November 6, 1998      April 23, 1999        May 7, 1999
November 20, 1998      December 4, 1998      May 21, 1999          June 4, 1999
December 18, 1998      January 4, 1999       June 18, 1999         July 2, 1999

FEDERAL TAX STATUS
--------------------------------------------------------------------------------

Of the distributions made to corporations during the fiscal year ended June 30, 1998, no portion qualifies for the dividends received deduction under Internal Revenue Code Section 243. Detailed information on the taxability of dividends is mailed to shareholders annually.

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                                        2

CIRCLE INCOME SHARES, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (NOTE 1)
--------------------------------------------------------------------------------

JUNE 30, 1998                  (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

 PRINCIPAL                                                                       MARKET
   AMOUNT                                                                        VALUE
             SHORT-TERM OBLIGATIONS (4.58%)*
  $1,535.2   Ford Motor Credit Corporation 5.85% Commercial Paper, due
               7/01/98.....................................................       $1,535.2
                                                                              ------------
             TOTAL SHORT-TERM OBLIGATIONS (COST $1,535.2)..................       $1,535.2
                                                                              ------------
             U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (28.56%)*
             Government National Mortgage Association, Single Family:
      21.9     13.00%, due 1/15/15, Pool # 121789..........................          $25.7
     143.6     9.00%, due 9/15/16, Pool # 179836...........................          154.3
      78.3     9.00%, due 10/15/16, Pool # 170831..........................           84.2
      23.3     9.00%, due 6/15/18, Pool # 234162...........................           25.1
     117.0     9.00%, due 7/15/18, Pool # 216264...........................          125.9
      29.5     9.00%, due 11/15/19, Pool # 275501..........................           31.8
     140.5     9.00%, due 3/15/20, Pool # 160559...........................          151.2
      66.4     10.00%, due 11/15/20, Pool # 299559.........................           73.0
      14.9     10.00%, due 11/15/20, Pool # 299818.........................           16.4
     189.7     9.00%, due 7/15/21, Pool # 313183...........................          203.9
      45.2     9.00%, due 11/15/21, Pool # 218409..........................           48.6
     599.7     9.00%, due 1/15/22, Pool # 316247...........................          644.3
   1,772.4     9.00%, due 1/15/25, Pool # 369632...........................        1,894.8
     681.4     8.50%, due 11/15/25, Pool # 405529..........................          718.0
     962.8     7.00%, due 12/15/26, Pool #780481...........................          978.4
     986.5     7.00%, due 2/15/28, Pool #408006............................        1,002.2
   1,008.4     7.00%, due 4/15/28, Pool #360750............................        1,024.5
     579.1     8.00%, Series 2, due 9/25/26, Pool #2285....................          598.6
     563.8     8.00%, Series 2, due 2/20/27, Pool #2379....................          582.9
             Federal Home Loan Mortgage Corporation:
      19.0     10.00%, due 9/1/01, Pool # 213106...........................           19.4
      11.0     10.00%, due 7/1/02, Pool # 217946...........................           11.3
     129.9     8.50%, due 1/1/08, Gold Pool # 10164........................          134.2
     153.1     10.25%, due 6/1/09, Pool # 160081...........................          165.8
      15.9     14.75%, due 3/1/10, Pool # 170027...........................           19.1
      10.8     14.50%, due 12/1/10, Pool # 170040..........................           13.0
      13.6     13.50%, due 1/1/11, Pool # 170042...........................           16.2
      26.7     15.00%, due 3/1/11, Pool # 170045...........................           32.1
       3.3     14.50%, due 3/1/11, Pool # 170046...........................            3.9
      27.2     14.50%, due 12/1/11, Pool # 181072..........................           32.7
       1.2     13.50%, due 10/1/12, Pool # 183150..........................            1.4
      63.9     12.50%, due 1/1/14, Pool # 304168...........................           73.2
       8.8     13.00%, due 6/1/14, Pool # 170096...........................           10.4

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                                        3

CIRCLE INCOME SHARES, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (NOTE 1)                           (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 1998                  (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

 PRINCIPAL                                                                       MARKET
   AMOUNT                                                                        VALUE
             U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (CONTINUED):
             Federal National Mortgage Association:
  $   30.4     10.00%, due 10/1/01, Pool # 34458...........................          $31.6
      88.1     9.00%, due 3/1/17, Pool # 177563............................           93.4
      93.6     10.00%, due 12/1/18, Pool # 68374...........................          103.0
      88.8     9.00% , due 1/1/19, Pool # 70318............................           94.7
      53.4     10.00% , due 4/1/19, Pool # 276875..........................           53.4
     268.3     9.00%, due 3/1/25, Pool #250228.............................          283.8
                                                                              ------------
             TOTAL U.S. GOVERNMENT INSTRUMENTALITY OBLIGATIONS (COST
               $9,336.6).................................................         $9,576.4
                                                                              ------------
             CORPORATE BONDS (67.95%)*
             Consumer Goods (2.26%):
     750.0     Coca Cola Femsa, 8.95% Notes, due 11/1/06...................          757.5
                                                                              ------------
             Total Consumer Goods..........................................          757.5
                                                                              ------------
             Financial (12.81%):
     500.0     Citicorp, 9.75% Subordinated Capital Notes, due 8/1/99......          519.2
   1,000.0     First Interstate (Wells Fargo), 9.125% Subordinated Notes,
                 due 2/1/04................................................        1,136.5
   1,000.0     Fletcher Challenge Industries Finance USA Ltd., 9% Notes,
                 due 9/15/99...............................................        1,030.9
   1,000.0     General Motors Acceptance Corporation, 8.50% Notes, due
                 1/1/03....................................................        1,091.5
     500.0     Goldman Sachs Company, 6.75% 144A Notes, due 2/15/06........          517.2
                                                                              ------------
             Total Financial...............................................        4,295.3
                                                                              ------------
             Healthcare (2.31%):
     750.0     Tenet Healthcare, 8.625% Senior Subordinated Notes, due
                 1/15/07...................................................          776.3
                                                                              ------------
             Total Healthcare..............................................          776.3
                                                                              ------------
             Housing (2.26%):
     750.0     Ryland Group, 9.625% Senior Subordinated Notes, due
                 6/1/04....................................................          757.5
                                                                              ------------
             Total Housing.................................................          757.5
                                                                              ------------
             Industrial (4.74%):
   1,000.0     Ford Motor Company, 9% Debentures, due 9/15/01..............        1,084.5
     500.0     Owens Illinois Company, 7.35% Senior Notes, due 5/15/08.....          506.2
                                                                              ------------
             Total Industrial..............................................        1,590.7
                                                                              ------------
             Lumber (3.48%):
   1,000.0     Georgia Pacific, 9.50% Debentures, due 5/15/22..............        1,166.1
                                                                              ------------
             Total Lumber..................................................        1,166.1
                                                                              ------------
             Oil & Gas (2.25%):
     750.0     Noram Energy Inc., 8.64% Medium Term Notes, due 9/4/98......          753.8
                                                                              ------------
             Total Oil & Gas...............................................          753.8
                                                                              ------------

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                                        4

CIRCLE INCOME SHARES, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS (NOTE 1)                           (CONTINUED)
--------------------------------------------------------------------------------

JUNE 30, 1998                  (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

 PRINCIPAL                                                                       MARKET
   AMOUNT                                                                        VALUE
             CORPORATE BONDS (CONTINUED):
             Real Estate (2.27%):
  $  750.0     Equity Office Properties Operating LP, 7.25% Senior Notes,
                 due 2/15/18, 144A.........................................         $760.3
                                                                              ------------
             Total Real Estate.............................................          760.3
                                                                              ------------
             Retail (3.87%):
     750.0     Federated Department Stores, 8.125% Senior Notes, due
                 10/15/02..................................................          795.0
     500.0     Fred Meyer Stores Inc., 7.45% Senior Notes, due 3/01/08.....          503.3
                                                                              ------------
             Total Retail..................................................        1,298.3
                                                                              ------------
             Telecommunication and Entertainment (15.75%):
     800.0     News America Holdings, 7.75% Senior Debentures, due
                 1/20/24...................................................          860.5
   1,000.0     Sprint Corporation, 9.50% Debentures, due 4/1/03............        1,132.0
   1,000.0     Tele-Communications, Inc., 9.80% Senior Debentures, due
                 2/1/12....................................................        1,286.3
   1,000.0     Time Warner Entertainment, 8.875% Senior Notes, due
                 10/1/12...................................................        1,189.6
     750.0     Westinghouse Electric, 8.625% Debentures, due 8/1/12........          813.8
                                                                              ------------
             Total Telecommunications and Entertainment....................        5,282.2
                                                                              ------------
             Technology (2.43%):
     750.0     Applied Materials, Inc., 8% Senior Notes, due 9/1/04........          815.1
                                                                              ------------
             Total Technology..............................................          815.1
                                                                              ------------
             Transportation (13.52%):
     992.0     American Airlines, Inc., 10.18% Pass-Through Certificates,
                 Series 1991-A2, due 1/2/13................................        1,249.4
     642.0     Delta Airlines, 10% Equipment Trust Certificates, Series
                 1991-K, due 12/5/14, 144A.................................          821.5
   1,000.0     Federal Express, 9.65% Notes, due 6/15/12...................        1,270.4
   1,000.0     United Airlines, 9.125% Debentures, due 1/15/12.............        1,194.0
                                                                              ------------
             Total Transportation..........................................        4,535.3
                                                                              ------------
             TOTAL CORPORATE BONDS (COST $20,561.5)........................      $22,788.4
                                                                              ------------
             TOTAL INVESTMENTS AT MARKET VALUE (COST--$31,433.3)...........      $33,900.0
                                                                              ============

------------------

* Percentages indicated are based on net assets of $33,534.6

  The accompanying notes to financial statements are an integral part of this schedule.

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                                        5

CIRCLE INCOME SHARES, INC.
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

AS OF JUNE 30, 1998            (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE DATA)

                                                                1998
ASSETS:                                                         ----
Investments, at market value (identified cost $31,433.3)
  (Note 1)..................................................  $33,900.0
Receivable from brokers for investments sold................        5.9
Accrued interest receivable (Note 1)........................      605.7
Other assets................................................       11.8
                                                              ---------
Total Assets................................................  $34,523.4
                                                              ---------
LIABILITIES:
Accrued Expenses:
Investment advisory and custody fees........................       15.0
Transfer and dividend disbursing agent fees.................        4.0
Other expenses..............................................       32.9
Payable to broker for investments purchased.................      754.7
Dividend payable (July 3, 1998 -- $0.065 per share).........      182.2
                                                              ---------
Total Liabilities...........................................  $   988.8
                                                              ---------
NET ASSETS:
Common Stock ($1.00 par value; 10,000.0 shares authorized;
  2,803.5 shares outstanding)...............................  $ 2,803.5
Additional paid-in capital..................................   31,062.7
Accumulated realized loss on investments (Note 2)...........   (2,781.0)
Net unrealized appreciation of investments (Note 3).........    2,466.7
Distribution in excess of net investment income.............      (17.3)
                                                              ---------
Net Assets applicable to outstanding shares.................  $33,534.6
                                                              =========
Net Asset Value (NAV) per share.............................  $   11.96
                                                              =========

  The accompanying notes to financial statements are an integral part of this statement.

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                                        6

CIRCLE INCOME SHARES, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 1998     (ALL AMOUNTS IN THOUSANDS, EXCEPT PER SHARE
DATA)

                                                                1998
INVESTMENT INCOME:                                              ----
  Interest Income...........................................  $2,636.2
                                                              --------
Expenses:
  Investment advisory fee (Note 4)..........................     167.4
  Transfer and dividend disbursing agent fee................      25.3
  Directors' fees and expenses..............................      22.0
  Audit fees................................................      17.0
  Mailing expenses..........................................      15.4
  Custodian fee and expenses................................      17.9
  Printing..................................................      13.2
  Legal fees................................................       6.2
  Miscellaneous.............................................      16.9
                                                              --------
Total Expenses..............................................     301.3
                                                              --------
Net Investment Income.......................................  $2,334.9
                                                              --------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized loss from investment transactions (Note 2).....  ($ 321.6)
Net unrealized appreciation on investments..................     740.2
                                                              --------
Net realized and unrealized gain on investments.............     418.6
                                                              --------
Net increase in Net Assets resulting from operations........  $2,753.5
                                                              ========

  The accompanying notes to financial statements are an integral part of this statement.

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                                        7

CIRCLE INCOME SHARES, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED JUNE 30, 1998 AND 1997     (ALL AMOUNTS IN THOUSANDS, EXCEPT
PER SHARE DATA)

                                                                1998        1997
FROM INVESTMENT ACTIVITIES                                      ----        ----
OPERATIONS:
  Net investment income.....................................  $ 2,334.9   $ 2,464.8
  Net realized loss from investment transactions (Note 2)...     (321.6)      (32.6)
  Net unrealized appreciation of investments................      740.2       610.8
                                                              ---------   ---------
Net increase in Net Assets resulting from operations........    2,753.5     3,043.0

DISTRIBUTIONS TO SHAREHOLDERS:
  Dividends to shareholders from net investment income
     ($0.84 and $0.87 per share, respectively -- Note 1)....   (2,352.2)   (2,433.7)
  Proceeds from the issuance of shares at net asset value
     pursuant to the Dividend Reinvestment Plan (6.1 shares
     and 0 shares, respectively)............................       72.3          --
                                                              ---------   ---------
Net increase in Net Assets..................................      473.6       609.3
                                                              ---------   ---------
NET ASSETS:
Beginning of Year...........................................   33,061.0    32,451.7
                                                              ---------   ---------
End of Year.................................................  $33,534.6   $33,061.0
                                                              =========   =========

  The accompanying notes to financial statements are an integral part of these statements.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 1998

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES
Circle Income Shares ("the Company") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management company. The Company's primary investment objective is to seek as high a level of current income as is consistent with prudent investment risk from a diversified portfolio principally of debt securities, with capital appreciation being a secondary investment objective. The Company primarily invests in Corporate and mortgage-backed fixed income securities, including some high yield, high risk fixed-income securities. The following is a summary of significant accounting policies consistently followed by the Company in the preparation of its financial statements.

SECURITIES VALUATION
Investments in securities traded on a national securities exchange are valued at the closing price on the last business day of the period; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the last reported bid price; short-term notes are stated at cost which approximates market value. Restricted securities and other securities for which market quotations are not readily available are valued at fair value as determined under procedures established by the Board of Directors.

INCOME TAXES
It is the Company's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net investment income to the shareholders. Therefore, no provision for Federal income taxes is required.

SECURITIES TRANSACTIONS AND RELATED INVESTMENT INCOME
Securities transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses are determined on the basis of identified cost. Interest income is recorded on a daily basis and dividend income is recorded on the ex-dividend date. Distributions to shareholders are recorded on ex-dividend date.

ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for mortgage-backed securities, expiring capital loss

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
NOTES TO FINANCIAL STATEMENTS                                        (CONTINUED)
--------------------------------------------------------------------------------

FOR THE YEAR ENDED JUNE 30, 1998   (ALL AMOUNTS IN THOUSANDS, EXCEPT SHARE DATA)

NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES (CONTINUED) carryforwards, and deferrals of certain losses. Permanent book and tax basis differences have been reclassified among the components of net assets.

NOTE 2 -- CAPITAL LOSS CARRYFORWARD
During the fiscal year ended June 30, 1998 the Company realized net capital losses from security transactions in the amount of $321.6. The total capital loss carryforward at June 30, 1998 is $2,781.0. The capital loss carryforward expires as follows:

YEAR              AMOUNT            YEAR              AMOUNT
----              ------            ----              ------
1999              $841.7            2003              $623.6
2000              $819.6            2004              $111.0
2001              $63.5             2006              $321.6

NOTE 3 -- PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities other than United States government obligations and short-term notes aggregated $5,983.4 and $6,926.6, respectively.

The identified cost of investments at June 30, 1998 was $31,433.3. Had the average cost basis been used for financial statement purposes, net realized loss and unrealized appreciation would have been unchanged. Cost for Federal tax purposes differs from value at June 30, 1998 by the net unrealized appreciation of securities as follows:

Unrealized Appreciation                      $2,513.8
Unrealized Depreciation                         (47.1)
                                             --------
NET UNREALIZED APPRECIATION                  $2,466.7
                                             ========

NOTE 4 -- INVESTMENT ADVISORY FEE
In November 1997, the Board of Directors approved the transfer of the Company's investment advisory agreement from Bank One, Indiana, NA to Banc One Investment Advisors Corporation. For the years ended June 30, 1998 and 1997, the Company paid fees of $167.4 and $163.6, respectively, or 0.50% of average net assets for investment management services to the advisor. The fee is based on weekly net assets at the annual rate of one-half of one percent on the first $50 million and four-tenths of one percent on the excess over $50 million.

The advisory fee is subject to reduction in any year in which annual expenses (including the advisory fee, but excluding interest, taxes, brokerage fees, expenses of any future public offerings of the Company's shares and, where permitted, extraordinary expenses) exceed one and one-half percent of the average weekly net assets of the Company during the year to date. In addition, the advisor pays certain expenses in connection with the Dividend Reinvestment Plan of the Company. No other fees were received by the advisor from the Company.

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                                       10

CIRCLE INCOME SHARES, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

SELECTED DATA PER SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR:

                                                                YEAR ENDED JUNE 30,
                                             ---------------------------------------------------------
                                               1998        1997        1996        1995        1994
                                             ---------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year.........  $   11.82   $   11.60   $   11.84   $   11.35   $   12.35
                                             ---------   ---------   ---------   ---------   ---------
Net investment income......................       0.83        0.88        0.90        0.89        0.91
Net realized and unrealized gain (loss) on
  investments..............................       0.15        0.21       (0.24)       0.50       (0.96)
                                             ---------   ---------   ---------   ---------   ---------
Net increase (decrease) in net asset value
  resulting from operations................       0.98        1.09        0.66        1.39       (0.05)
                                             ---------   ---------   ---------   ---------   ---------
Dividends to shareholders from net
  investment income........................      (0.84)      (0.87)      (0.90)      (0.90)      (0.95)
                                             ---------   ---------   ---------   ---------   ---------
Net asset value, end of year...............  $   11.96   $   11.82   $   11.60   $   11.84   $   11.35
                                             =========   =========   =========   =========   =========
Market value per share, end of year........  $  11.375   $  10.688   $  10.500   $  10.250   $  11.625
                                             =========   =========   =========   =========   =========

TOTAL INVESTMENT RETURN: (1)
Based on market value per share............     14.60%       9.56%      11.15%     (4.99)%      11.89%
Based on net asset value per share.........      8.38%       9.69%       5.62%      11.45%       0.66%

RATIOS TO AVERAGE NET ASSETS:
Total expenses.............................      0.90%       0.89%       0.89%       0.93%       0.89%
Net investment income......................      6.97%       7.53%       8.05%       7.97%       7.61%

SUPPLEMENTAL DATA:
Net assets at end of period ($000).........  $33,534.6   $33,061.0   $32,451.7   $33,114.5   $31,736.2
Average net assets during period ($000)....  $33,478.9   $32,756.4   $32,783.1   $32,425.4   $33,126.5
Portfolio turnover rate....................     27.63%       8.52%      17.75%      34.73%      36.60%
Number of shares outstanding at end of
  period (000).............................    2,803.5     2,797.4     2,797.4     2,797.4     2,797.4

  The accompanying notes to financial statements are an integral part of this information.
---------------
(1) Total investment return is a hypothetical rate of return to the investor which assumes that an initial investment is made at the appropriate rate (market value or net asset value) calculated on the last business day before the first day of each fiscal year. All related dividends during the year are reinvested at the appropriate rate (market value or net asset value), and the entire investment is liquidated at the appropriate price last calculated on the last business day of each fiscal year. The total return is calculated by dividing the ending value of the investment by the beginning value of the investment. Total investment return excludes the effects of any commissions.

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                                       11

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE SHAREHOLDERS AND
THE BOARD OF DIRECTORS OF
CIRCLE INCOME SHARES, INC.:

     We have audited the accompanying statement of assets and liabilities of CIRCLE INCOME SHARES, INC. (an Indiana Corporation), including the schedule of portfolio investments, as of June 30, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 1998, by correspondence with the custodian and sub-custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Circle Income Shares, Inc. as of June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

ARTHUR ANDERSEN LLP

Indianapolis, Indiana
July 17, 1998

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                                       12

DESCRIPTION OF THE DIVIDEND REINVESTMENT PLAN (UNAUDITED)
--------------------------------------------------------------------------------

     Circle Income Shares, Inc. (the "Company") has a Dividend Reinvestment Plan (the "Plan") which provides that dividends and other distributions be payable, at the election of the shareholders, in shares of the Company's common stock. Any registered holder of the Company's common stock may participate in the Plan. If a shareholder's stock is registered in the name of someone else (such as a bank, broker or trustee), that registered holder may participate on the shareholder's behalf. Whether or not a third party bank, broker or trustee elects to participate in the Plan is totally within the discretion of the third party.

     For shareholders who elect to participate in the Plan, all dividends, including any distributions of capital gain, are automatically invested in additional shares of the Common Stock of the Company. The Plan does not include a provision for the investment of additional cash contributions by participants.

     An independent broker acts as the Dividend Reinvestment Plan Agent (the "Plan Agent") for all shareholders who elect to participate in the Plan. Harris Trust and Savings Bank acts as the Accounting Agent (the "Accounting Agent") and keeps the books and records for all shareholders who elect to participate in the Plan. All inquiries regarding the Plan should be sent to the Accounting Agent at the following address:
                   Harris Trust and Savings Bank
                   Shareholder Services Division
                   Attn: Circle Income Shares, Inc. Dividend Reinvestment Plan 311 West Monroe, 14th Floor
                   Chicago, Illinois 60606

     Each registered shareholder is assigned an account number. This account number should be used in all correspondence with either Agent.

     Dividends are reinvested by the Plan Agent by either (a) directing the Company to pay the dividend in cash and using the cash to buy shares in the open market, or (b) directing the Company to pay the dividend in new shares issued at net asset value. To determine which method is used, the Plan Agent compares the net asset value per share to the market price per share of the Company's common stock at the close of business five trading days before the dividend payment date. For purposes of this comparison, the Plan Agent uses the closing price plus estimated brokerage commissions, as the market price per share.

     If the net asset value is lower than the market price, the Plan Agent elects, on behalf of all participating shareholders, to take the dividend in stock and additional shares are issued by the Company and credited to the participant's account at net asset value.

     If the market price is lower than the net asset value, the Plan Agent elects, on the participating shareholder's behalf, to take the dividend in cash. The Plan Agent will aggregate the dividends of all participants and apply the dividends to the purchase of the Company's stock in the open market. The cost of the stock credited to each participating shareholder's account, if this method is used, will include the participant's proportion of any brokerage commissions and transfer taxes which the Plan Agent pays to purchase the shares in the open market. The Accounting Agent computes the average price of all shares purchased (including any brokerage commission and transfer taxes), and credits shares to each

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

participating shareholder's account on the basis of this average price. Shares purchased by the Plan Agent in the open market are acquired consistent with a policy of best price and execution.

     Regardless of the method used by the Plan Agent to reinvest dividends, once a shareholder elects to participate in the Plan, the shares credited to the shareholder's "open account" will earn dividends, and the "open account' will also be automatically reinvested. Since dividends will seldom, if ever, be in an amount sufficient to acquire an exact number of full shares, a participating shareholder's reinvestment will normally include a fractional share (computed to three decimal places). These fractional shares will also earn proportional dividends as full shares do.

     After each dividend payment, all participating shareholders will receive current statements of their accounts. These statements include information for personal and tax records, and should be permanently retained.

     There are no fees or other direct charges, except as noted in the above, to participate in the Plan. Certain costs of providing the Plan are paid by the Company's Investment Advisor, except for costs of registration under applicable securities laws, if it is determined at a later date that registration is necessary. The Plan may be amended to provide for direct charge in the future.

     To begin participation in the Plan, a shareholder must sign and return, to the Accounting Agent at the address given above, an authorization card which appoints the Plan Agent as the shareholder's Agent for participation. An authorization card may be obtained from the Accounting Agent at the address given above or by calling the Accounting Agent at (312) 461-7763. Participation will begin with the next dividend payable after the Accounting Agent actually receives the authorization card, provided that the authorization card is received 15 days prior to the record date for that dividend. Otherwise, the shareholder will receive the dividend in the usual manner, and participation will begin with the next following dividend. Historically, record dates have normally preceded payment dates by approximately two weeks.

     Once a shareholder begins participation in the Plan, dividends are automatically reinvested until participation is terminated. Additional shares which are subsequently registered in a shareholder's identical name, address and account will also participate in the Plan.

     The Accounting Agent maintains an "open account" for each participant in the Plan and credits shares acquired through the Plan to it. Certificates are not issued for shareholders whose shares are held in an "open account." A shareholder may withdraw at any time some or all of the full shares held in the "open account" by sending a written request to the Accounting Agent at the address given above. Requesting a certificate for any or all of the full shares does not terminate participation in the Plan. Certificates for fractional shares will not be issued.

     A shareholder's stock certificates may be surrendered to the Accounting Agent and shares will be credited to the shareholder's "open account" and held by the Accounting Agent in uncertified form.

     A shareholder may terminate participation in the Plan at any time and receive future dividends in cash by sending a written notice to the Accounting Agent. Participation will end and the shareholder will receive future dividends in cash, provided that the Accounting Agent receives the notice 15 days prior to

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

the record date for that dividend. Otherwise, that dividend will be reinvested and cash payments will begin the next following dividend.

     When a shareholder terminates participation in the Plan, the shareholder's "open account" will contain a fractional share balance, and, if the shareholder has been a participant for a sufficient amount of time, will probably contain a full share balance. At the time participation in the Plan is terminated, the Accounting Agent will withdraw the full shares then credited to the shareholder's "open account." This value will be based on the closing price of the Company's stock in the open market on the effective date of the termination of participation. Any fractional shares will be redeemed in cash. There is no penalty or charge for withdrawal from the Plan. A shareholder may rejoin the Plan at any time.

     The Plan may be amended or terminated at any time only if notice of the amendment or termination has been sent to participants of the Plan. A notice would be sent to participants at least thirty days before the record date of the first dividend affected by the amendment or termination.

     The taxability of a shareholder's dividends for Federal income tax purposes is controlled by Federal tax law and not by the Plan. However, dividends reinvested through the Plan continue to be taxable for Federal income tax purposes.

     If the Plan Agent reinvests a shareholder's dividend by purchasing shares in the open market, the dividend is taxable just as if the shareholder received it in cash. If the Plan Agent reinvests the dividend by taking stock issued by the Company at net asset value, then, for Federal income tax purposes, the dividend is considered to be the greater of the net asset value reinvestment price or the fair market value (the closing price in the open market) on the payment date; therefore, a participating shareholder's taxable dividend may be greater than if the shareholder received the dividend in cash.

--------------------------------------------------------------------------------

CIRCLE INCOME SHARES, INC.
--------------------------------------------------------------------------------

DIRECTORS
DR. FREDERICK R. FORD, Executive Vice President and Treasurer
     Purdue University
BRUCE J. GLOR, Executive Vice President
     Bank One, Indiana, NA
STEVEN R. HAZELBAKER, Vice President, CFO and Treasurer
     Meridian Mutual Insurance Company
MICHAEL S. HUNT, Retired Vice President
     Eli Lilly and Company
JAMES D. KECKLEY, Retired Executive Vice President
     Bank One, Indiana, NA
E. LYNN PLASTER, Retired Executive Vice President
     Bank One, Indiana, NA

OFFICERS
BRUCE J. GLOR, President
JEFFREY W. FOUNTAIN, CFA, Executive Vice President and Chief Investment Officer TIMOTHY P. HOLIHEN, CFA, Vice President
ROBERT L. YOUNG, Treasurer
JACQUELINE A. WEITZ, Secretary

--------------------------------------------------------------------------------

INVESTMENT ADVISOR
Banc One Investment Advisors Corporation
1111 Polaris Parkway, OH1-0211
P.O. Box 710211
Columbus, OH 43271-0211

CUSTODIAN
Bank One Trust Company, NA
100 East Broad Street, OH1-0193
Columbus, OH 43271-0193

TRANSFER & DIVIDEND
DISBURSING AGENT
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street, 14th Floor
Chicago, IL 60606

SHAREHOLDER INQUIRIES
Harris Trust and Savings Bank
Shareholder Services Division
311 West Monroe Street, 14th Floor
Chicago, IL 60606
Telephone (312) 461-7763

AUDITORS
ARTHUR ANDERSEN LLP
Bank One Center/Tower, Suite 4300
111 Monument Circle
Indianapolis, IN 46204-5143

COMPANY ADDRESS
P.O. Box 77004
Indianapolis, IN 46277-7004
Telephone (317) 321-8180

--------------------------------------------------------------------------------
                                       16